INVESTOR PRESENTATION AUTUMN 2019

FORWARD LOOKING STATEMENTS Certain statements contained herein are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe," "expect," "estimate,“ “project,” “intend,” "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to those related to the economic environment, particularly in the market areas in which Provident Financial Services, Inc. (the “Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in accounting policies and practices that may be adopted by the regulatory agencies and the accounting standards setters, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity. The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company also advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not have any obligation to update any forward-looking statements to reflect any subsequent events or circumstances after the date of this statement. A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2018. 2

CORPORATE PROFILE Bank founded: 1839 Balance Sheet as of 9/30/19: • $9.9 Billion in Total Assets Stock symbol: PFS (NYSE) • $7.2 Billion in Net Loans • $6.9 Billion in Total Deposits Branches: 84 serving northern and central New Jersey and eastern Pennsylvania Strong core funding: • cost of deposits Wealth Management Business: 68 bps Beacon Trust ~$3.2 Billion AUM Efficient Operator: • Expense / Average Assets: 1.99% Market Cap : $1.7 Billion (as of • Efficiency Ratio: 10/31/19) 54.31% 3

SUCCESSFUL & DISCIPLINED ACQUIRER Acquired Acquired First Sentinel First Morris Bank Acquired IPO NYSE Bancorp & Trust Team Capital Bank PFS Assets: $2.6B Assets: $554M Assets: $964M 1839 Founded 2003 2004 2007 2011 2014 2015 2019 Acquired Acquired Acquired Beacon Financial The MDE Group Tirschwell & Corporation AUM: $1.3B Loewy AUM: $1.5B AUM: $750M 4

STRONG PRESENCE IN ATTRACTIVE MARKETS POPULATION  Densely populated, lucrative markets (As of 2010 Census )  Highly educated & wealthy population NJ – 8,791,894  Diverse economy proximate to New York City and Philadelphia metro areas PA – 12,992,598  Bucks – 638,222  Lehigh – 371,118  Northampton – 311,068 MEDIAN INCOME AND NATIONAL RANK  NJ - $82,332 – 4th nationwide  PA - $59,112 – 25th nationwide Note: Information is updated annually on 7/1/19 Source: S&P Global MI and hometownlocator.com 5

STRONG PRESENCE IN ATTRACTIVE MARKETS Deposit Share* Average client tenure as of 9/30/19***  Provident ranks 9th in our footprint in NJ and 28th in PA Business  < 1 year 10%  1 – 2 years 16% Businesses in market (excluding franchises) **  3 – 5 years 18%  NJ (13 counties where Provident has branches) has 332,019 businesses  6 – 9 years 19%  PA (3 counties where Provident has branches) has 58,789 businesses  10+ years 37% Household Profile*** Consumer As of Services per  < 1 year 4% Households 9/30/19 Household  1 – 2 years 8%  3 – 5 years 9% Business 19,388 1.97  6 – 9 years 11% Consumer 102,193 2.32  10+ years 68% Source: *FDIC as of 6/30/19 **S&P Global MI as of 7/1/19 ***MCIF 6

PROVEN CONSISTENT PERFORMANCE 1.40% 2.00% 1.29% 1.26% 1.22% 1.80% 1.72% 1.75% 1.68% 1.20% 1.62% 1.60% 1.53% 0.99% 1.00% 1.41% 0.95% 1.00% 1.40% 1.20% 0.80% 1.00% 0.60% 0.80% 0.40% 0.60% 0.40% 0.20% 0.20% 0.00% 0.00% 2016 2017 2018 2016 2017 2018 Q1 2019 Q1 2019 Q2 2019 Q3 Q1 2019 Q1 2019 Q2 2019 Q3 ROAA PTPP ROAA(1) (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. 7

PROVEN CONSISTENT PERFORMANCE 10.00% 14.00% 13.07% 13.09% 8.93% 9.11% 8.90% 12.97% 9.00% 12.00% 8.00% 10.86% 10.82% 7.28% 7.12% 7.03% 10.27% 7.00% 10.00% 6.00% 8.00% 5.00% 6.00% 4.00% 3.00% 4.00% 2.00% 2.00% 1.00% 0.00% 0.00% 2016 2017 2018 2016 2017 2018 Q1 2019 Q1 2019 Q2 2019 Q3 Q1 2019 Q1 2019 Q2 2019 Q3 ROAE ROATE(1) (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. 8

STRONG TRACK RECORD OF RETURNS 2013 2014 2015 2016 2017 2018 $1.82 8% Diluted Earnings CAGR per Share $1.45 $1.33 $1.38 $1.23 $1.22 $14.18 5% $13.20 Tangible Book $12.54 Value per Share (1) $11.75 CAGR $10.92 $11.40 $0.21 $0.20 Regular Quarterly $0.19 +40% Cash Dividend per $0.17 $0.15 $0.15 Share (2) 3.5% 3.1% 3.4% 3.4% Dividend Yield 2.7% 3.0% 5-year TSR $28.30 48.25% $26.97 $24.13 Closing Price $19.32 $18.06 $20.15 (1) See Appendix for a reconciliation of GAAP and non-GAAP financial measures. (2) Does not include special cash dividend of $0.15 in 2017. Increased quarterly cash dividend of $0.23 and special cash dividend of $0.20 were paid in the first quarter of 2019. 9

STABLE CORE FUNDING BASE At and for the Quarter Ended 9/30/19 AVERAGE $ in thousands DEPOSIT COMPOSITION # of Accts ($) Balance Total Deposits 211,703 6,894,211 Certificates Savings Average Branch Size 3,076 82,074 of deposits deposits Median Branch Size 2,133 73,377 12% 14% Non- interest Money bearing AVERAGE DEPOSIT COMPOSITION market deposits accounts 22% 24% Muni Deposits $1,170,284 NOW 17% accounts 28% Retail Deposits $3,583,657 52% Commercial Deposits Cost of Interest Bearing Deposits: 0.87% $2,140,270 31% Total Cost of Deposits: 0.68% 10

DIVERSIFIED LOAN PORTFOLIO Consumer Loans As of 9/30/19 $403,576 ($ in thousands) 6% Residential Mortgage Loans Total Commercial $1,072,701 Gross Loans Loans 15% $1,659,965 Loan to Deposit: 23% $7,271,707 108.68% Commercial Commercial Construction Mortgage Loans Loans $2,437,210 $399,501 Multi-Family 33% 5% Loans $1,298,754 18% 11

SOLID CREDIT POSTURE 2016 2017 2018 Q1 19 Q2 19 Q3 19 0.88% 0.86% Total allowance to total loans 0.82% 0.79% 0.77% 0.77% 0.72% Non-performing assets to loans + REO 0.57% 0.55% 0.57% 0.38% 0.36% 0.61% 0.55% 0.48% 0.53% Non-performing loans to total loans 0.35% 0.34% 0.53% 0.42% 0.40% 0.42% Non-performing assets to total 0.28% assets 0.27% 0.39% 0.33% Annualized Net charge-off ratio 0.07% 0.10% 0.11% 0.02% 12

SOLID CREDIT POSTURE $ in thousands Non-performing Loans 2016 2017 2018 Q1 2019 Q2 2019 Q3 2019 Residential mortgage $12,021 $8,105 $5,853 $6,809 $6,490 $6,456 Commercial mortgage 7,493 7,090 3,180 1,516 1,753 1,728 Multi-family mortgage 553 0 0 0 0 0 Construction 2,517 0 0 0 0 0 Commercial 16,787 17,243 15,391 14,785 28,796 30,436 Consumer 3,030 2,491 1,266 1,687 1,516 1,361 Total non-performing loans $42,401 $34,929 $25,690 $24,797 $38,555 $39,981 Foreclosed assets 7,991 6,864 1,565 1,264 1,688 1,534 Total non-performing assets $50,392 $41,793 $27,255 $26,061 $40,243 $41,515 13

EMPHASIS ON FEE INCOME Non-Interest Income $ in thousands $60,000 $50,000 $40,000 $30,000 $20,000 $10,000 $0 2016 2017 2018 Q1 2019 Q2 2019 Q3 2019 Fees $26,047 $27,218 $28,084 $6,097 $6,886 $7,634 Wealth management income 17,556 17,604 17,957 4,079 6,243 6,084 Bank-owned life insurance 5,470 6,693 5,514 1,696 1,285 1,272 Net gain on securities transactions 64 57 2,221 0 29 0 Other income 6,256 4,125 4,900 316 1,391 3,057 $55,393 $55,697 $58,676 $12,188 $15,834 $18,047 Total non-interest income 14

FOCUS ON WEALTH MANAGEMENT BUSINESS FEES 2019 Revenue (actual YTD thru September 2019) Trust & Estate Advisory $ 14,539,358 9% Trust & Estate $ 1,455,085 Tax $ 412,245 Private Banking Private Banking $ 314,162 * 2% Total $ 16,720,850 Advisory 87% Tax 2% *Represents interest on lines of credit to Beacon clients, whose investment accounts are pledged as collateral. 15

FOCUS ON WEALTH MANAGEMENT BUSINESS AVERAGE EBITDA & NET INCOME CLIENT SIZE EBITDA (YTD thru September 2019) $ 6,976,000 Net Income (YTD thru September 2019) $ 3,989,000 CROSSOVER PROVIDENT/BEACON $3,335,000 (HOW MANY PROVIDENT CUSTOMERS ARE BEACON CLIENTS) As of September 2019, based on AUM of $3.2B for 956 family relationships 94 Provident Bank households are also Beacon clients AVERAGE FEE 77 bps 16

ADOPTION OF DIGITAL CHANNELS & A FUTURE ARCHITECTURE Technology & Transformational Investments Delivering an engaging digital experience Transformation towards a more flexible architecture Using FinTechs to build scale and compete Creating a competitive advantage with data Efficiencies through robotic process automation Deploying operational process improvements 17

APPENDIX

LOAN TYPE OUTSTANDING BY GEOGRAPHY – 9/30/19 6,000,000,000 5,000,000,000 4,000,000,000 3,000,000,000 2,000,000,000 1,000,000,000 0 NJ PA NY MD All Other States Grand Total 5,507,993,362 1,030,283,170 234,520,141 117,167,192 386,238,585 % of Total Portfolio 75.70% 14.16% 3.22% 1.61% 5.31% Residential Mortgage 949,716,184 82,989,529 7,887,525 7,694,804 24,605,396 Other Consumer Loans 160,703,771 5,984,154 244,277 561,808 6,929,887 First Lien Home Equity 230,792,817 2,104,571 0 Construction 265,057,260 78,843,581 16,895,094 38,705,108 Multifamily Mortgage 805,423,124 260,247,851 68,792,073 63,755,984 100,552,825 Commercial Mortgages 1,644,762,727 455,124,671 105,915,977 31,358,314 201,416,347 Commercial Loans 1,451,537,479 144,988,812 34,785,195 13,796,282 14,029,022 19

LOANS BY NAICS SECTOR – 9/30/19

C & I - (Includes owner occupied)

NAICS Sector	Loan Count	($) Exposure	($) Balance
Real Estate and Rental and Leasing	338	409,561,573	327,972,075
Health Care and Social Assistance	316	302,368,769	273,574,489
Construction	257	255,883,412	114,030,256
Wholesale Trade	179	211,476,217	173,864,335
Manufacturing	168	204,757,774	148,845,806
Accommodation and Food Services	102	146,606,091	123,286,767
Educational Services	47	107,533,840	85,995,838
Arts, Entertainment, and Recreation	69	101,045,436	97,189,470
Retail Trade	162	96,860,234	76,598,871
Professional, Scientific, and Technical Services	147	93,159,831	44,566,582
Other Services (except Public Administration)	126	73,690,892	58,055,142
Finance and Insurance	19	51,714,985	18,419,657
Administrative and Support and Waste Management and Remediation Services	94	47,566,025	29,706,590
Transportation and Warehousing	88	38,364,159	33,099,878
Utilities	20	36,872,733	21,696,417
Information	12	20,575,635	19,650,435
Public Administration	22	7,089,068	6,639,068
Management of Companies and Enterprises	3	4,589,241	3,327,671
Agriculture, Forestry, Fishing and Hunting	4	2,579,084	2,036,905
Commercial Overdrafts	92	1,782,597	580,538
Summary	2,265	2,214,077,596	1,659,136,789

CRE

NAICS Sector	Loan Count	($) Exposure	($) Balance
Real Estate and Rental and Leasing	1,340	3,417,633,850	3,306,221,560
Accommodation and Food Services	31	183,639,672	181,838,443
Construction	28	147,631,878	144,682,632
Health Care and Social Assistance	11	27,627,616	27,627,616
Other Services (except Public Administration)	40	22,786,331	21,328,277
Retail Trade	15	15,270,539	15,270,539
Management of Companies and Enterprises	2	10,831,990	10,831,990
Arts, Entertainment, and Recreation	4	8,842,180	8,842,180
Transportation and Warehousing	3	5,386,482	5,252,636
Finance and Insurance	6	5,345,257	5,345,257
Manufacturing	4	3,802,438	3,802,438
Information	1	2,218,499	2,218,499
Wholesale Trade	1	2,000,000	2,000,000
Public Administration	27	1,197,922	1,197,922
Professional, Scientific, and Technical Services	3	889,904	889,904
Summary	1,516	3,855,104,557	3,737,349,894

Construction

NAICS Sector	Loan Count	($) Exposure	($) Balance
Real Estate and Rental and Leasing	48	601,006,635	257,224,229
Construction	21	157,858,646	99,024,456
Health Care and Social Assistance	3	44,619,203	12,205,281
Manufacturing	2	24,800,000	22,669,047
Accommodation and Food Services	1	17,700,000	2,157,894
Arts, Entertainment, and Recreation	1	6,280,000	6,220,136
Summary	76	852,264,485	399,501,043

20

CRE INVESTMENT BY PROPERTY TYPE As of 9/30/19 ($ in thousands) % Property Type Count Outstanding Outstanding WARR WALTV Multi-Family 321 1,298,772 34.75% 2.96 52.91% Retail 339 973,755 26.05% 3.18 50.81% Office 223 481,214 12.88% 3.61 56.94% Industrial 132 389,435 10.42% 3.18 46.98% Mixed 185 180,530 4.83% 3.35 62.14% Hotel 27 162,546 4.35% 3.64 44.70% Special Use Property 54 140,008 3.75% 3.64 59.68% Residential 202 55,029 1.47% 3.95 72.44% Land 14 46,953 1.26% 4.21 19.50% Other 19 9,109 0.24% 3.57 39.86% TOTAL PORTFOLIO 1,516 3,737,350 100.00% 3.23 51.38% 21

CRE TO TOTAL RISK-BASED CAPITAL Guideline is 300% of Regulatory Capital 500% 452.4% 430.0% 451.5% 438.3% 432.6% 422.2% 450% 438.6% 428.6% 418.4% 425.9% 400% 350% 300% 250% 200% 150% 100% 50% 0% 12/31/15 12/31/16 12/31/17 03/31/18 06/30/18 09/30/18 12/31/18 03/31/19 06/30/19 09/30/19 22

PERFORMANCE RATIOS - CAPITAL Tier 1 leverage capital Tier 1 risk-based capital Total risk-based capital 16.00% 14.00% 12.00% 13.39% 13.27% 13.17% 13.05% 12.67% 10.00% 12.66% 12.54% 12.50% 12.43% 12.24% 11.87% 11.64% 8.00% 10.34% 10.24% 10.14% 9.65% 10.08% 9.25% 6.00% 4.00% 2.00% 0.00% 2016 2017 2018 Q1 2019 Q2 2019 Q3 2019 23

RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES

Note: The Company has presented the following non-GAAP (Generally Accepted Accounting Principles) financial measures because it believes that these measures provide useful and comparative information to assess trends in the Company's results of operations and financial condition. Presentation of these non-GAAP financial measures is consistent with how the Company evaluates its performance internally and these non-GAAP financial measures are frequently used by securities analysts, investors and other interested parties in the evaluation of companies in the Company's industry. Investors should recognize that the Company's presentation of these non-GAAP financial measures might not be comparable to similarly-titled measures of other companies. These non-GAAP financial measures should not be considered a substitute for GAAP basis measures and the Company strongly encourages a review of its consolidated financial statements in their entirety.

($ in thousands, except per share data)

	2016	2017	2018	Q1 2019	Q2 2019	Q3 2019
PTPP ROAA:						
Net Income	$ 87,802	$ 93,949	$ 118,387	$ 30,890	$ 24,393	$ 31,399
Add: provision for loan losses	5,400	5,600	23,700	200	9,500	500
Add: income tax expense	36,980	46,528	25,530	7,689	8,802	9,938
PTPP earnings	$ 130,182	$ 146,077	$ 167,617	$ 38,779	$ 42,695	$ 41,837
Annualized PTPP earnings	$ 130,182	$ 146,077	$ 167,617	$ 157,270	$ 171,249	$ 165,984
Average assets	$ 9,212,553	$ 9,534,785	$ 9,736,449	$ 9,720,467	$ 9,811,981	$ 9,899,693
PTPP ROAA (Annualized PTPP earnings/average assets)	1.41%	1.53%	1.72%	1.62%	1.75%	1.68%
ROATE:						
Net income	$ 87,802	$ 93,949	$ 118,387	$ 30,890	$ 24,393	$ 31,399
Annualized net income	$ 87,802	$ 93,949	$ 118,387	$ 125,276	$ 97,840	$ 124,572
Average stockholders' equity	$ 1,232,846	$ 1,289,973	$ 1,325,211	$ 1,375,388	$ 1,391,274	$ 1,399,583
Less: average intangible assets	424,595	421,628	419,271	418,000	438,269	438,906
Average tangible stockholders' equity	$ 808,251	$ 868,345	$ 905,940	$ 957,388	$ 953,005	$ 960,677
ROATE (Annualized net income/average tangible stockholders' equity)	10.86%	10.82%	13.07%	13.09%	10.27%	12.97%

	2013	2014	2015	2016	2017	2018
Tangible book value per share:						
Stockholders' equity	$ 1,010,753	$ 1,144,099	$ 1,196,065	$ 1,251,781	$ 1,298,661	$ 1,358,980
Less: intangible assets	356,432	404,422	426,277	422,937	420,290	418,178
Tangible stockholders' equity	$ 654,321	$ 739,677	$ 769,788	$ 828,844	$ 878,371	$ 940,802
Shares outstanding	59,917,649	64,905,905	65,489,354	66,082,283	66,535,017	66,325,458
Tangible book value per share (Tangible stockholders' equity/shares outstanding)	$ 10.92	$ 11.40	$ 11.75	$ 12.54	$ 13.20	$ 14.18

24